UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2006

ICONIX BRAND GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-10593	11-2481093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Broadway, New York, NY	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 730-0030

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On April 17, 2006, Iconix Brand Group, Inc., a Delaware corporation (“Registrant”), filed a Current Report on Form 8-K with the Securities and Exchange Commission announcing, among other things, its April 11, 2006 completion of the acquisition of certain assets of Mudd (USA) LLC, a Delaware limited liability company (the “Seller”), related to the Seller’s business of marketing, licensing and managing the Seller’s MUDD® brands, trademarks, intellectual property and related names worldwide, excluding China, Hong Kong, Macau and Taiwan, effective as of March 31, 2006. The Registrant is now filing this amendment to the Form 8-K to include the financial statements and pro forma financial information described in Item 9.01 below.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

Audited Financial Statements of Mudd (USA) LLC: (Filed herewith as Exhibit 99.2)

Table of Contents to Financial Statements

Independent Auditors' Report

Statements of Assets Sold as of March 31, 2006 and March 31, 2005

Statements of Revenues and Direct Operating Expenses of Assets Sold for the year ended March 31, 2006 and for the period from May 21, 2004 (commencement of operations) to March 31, 2005

Selected Notes to Financial Statements

(b)	Unaudited Pro Forma Financial Information (Filed herewith as Exhibit 99.3)

Introduction

Unaudited Pro forma Consolidated Balance Sheet as of December 31, 2005

Unaudited Pro forma Consolidated Statement of Operations for the year ended December 31, 2005

Notes to Unaudited Pro Forma Consolidated Financial Statements

(c)	Exhibits.

Exhibit 2.1(1)	Asset Purchase Agreement, dated as of March 31, 2006, between Iconix Brand Group, Inc. and Mudd (USA) LLC.

Exhibit 4.1(2)	Fourth Amended and Restated Indenture, dated as of April 11, 2006, by and among IP Holdings LLC, as issuer, and Wilmington Trust Company, as Trustee.

Exhibit 23.1	Consent of BDO Seidman, LLP.

Exhibit 99.1(2)	Note Purchase Agreement by and among IP Holdings LLC, Iconix Brand Group, Inc. and Mica Funding, LLC, dated April 11, 2006.

Exhibit 99.2
Independent Auditors’ Report; Statements of Assets Sold as of March 31, 2006 and 2005; Statements of Revenues and Direct Operating Expenses of Assets Sold for the year ended March 31, 2006 and for the period from May 21, 2004 (commencement of operations) to March 31, 2005; Selected Notes to Financial Statements.

Exhibit 99.3
Unaudited Pro Forma Financial Information; Introduction; Unaudited Pro Forma Condensed Balance Sheet as of December 31, 2005; Unaudited Pro forma Consolidated Statement of Operations for the year ended December 31, 2005; Notes to Unaudited Pro Forma Consolidated Financial Statements.

(1)	Previously filed with Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 6, 2006 (SEC Accession No. 0000950117-06-001669)
(2)	Previously filed with Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 17, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ICONIX BRAND GROUP, INC. (Registrant)

Date: June 27, 2006	By:	/s/ Warren Clamen
Chief Financial Officer